UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2010

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 9, 2010, Molecular Insight Pharmaceuticals, Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) notifying that for the 30 consecutive business days preceding the date of the letter, the Company failed to maintain the minimum $50 million Market Value of Listed Securities requirement for continued listing on the NASDAQ Global Market pursuant to NASDAQ Listing Rule 5450(b)(2)(A) (the “MVLS Rule”).

NASDAQ further advised the Company that in accordance with NASDAQ Listing Rule 5810(c)(3)(C), the Company has a grace period of 180 calendar days, or until September 7, 2010, to regain compliance with the MVLS Rule. NASDAQ will deem the Company to have regained compliance with the MVLS Rule if at any time during this grace period the Company’s Market Value of Listed Securities (the “MVLS”) closes at $50,000,000 or more for a minimum of ten consecutive business days. This notification does not impact the listing of the Company’s common stock at this time and the Company’s common stock will continue to trade on the NASDAQ Global Market under the symbol “MIPI” during this period.

The Company intends to actively monitor its MVLS between now and September 7, 2010, and will consider available options to resolve the deficiency and regain compliance with the MVLS Rule. In the event that the Company is unable to regain compliance with the MVLS Rule prior to September 7, 2010, the Company plans to apply to transfer its common stock to the NASDAQ Capital Market provided that it satisfies the requirement for continued listing on that market.

Item 7.01.	Regulation FD Disclosure.

On March 15, 2009, the Company issued a press release announcing that it received the above-mentioned letter from NASDAQ. A copy of this press release is furnished with this Current Report on Form 8-K and attached hereto as Exhibit 99.1.

Exhibits 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01:

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated March 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 15th day of March, 2010.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:	/S/ CHARLES H. ABDALIAN, JR.
Name:	Charles H. Abdalian, Jr.
Title:	Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Exhibit Description

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., dated March 15, 2010.